UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  Earliest  event  reported):  June  16,  2004


                             STARBERRYS CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)

          0-25541                                       91-1948357
          -------                                       ----------
(Commission  File  Number)                  (IRS  Employer Identification No.)

1100  MELVILLE  STREET,  SUITE  320
VANCOUVER,  BRITISH  COLUMBIA,  CANADA,                        V6E  4A6
---------------------------------------                        --------
(Address  of  principal  executive  offices)                 (Zip  Code)

Registrant's  telephone  number,  including  area  code:  1-604-688-3931, EXT. 1

ITEM  1.  CHANGE  IN  CONTROL  OF  REGISTRANT

Not  Applicable

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

On June 16, 2004, the Company executed an Intellectual Property Agreement with Kenneth Turpin to confirm the Company's ownership of the business of researching, developing, acquiring and commercializing products and services related to color technology outside the visible spectrum, using specialized narrow band N-IR and N-UV sensors and special analysis software modeling. In this Agreement, Turpin acknowledges and agrees that all work product has been made for the Company and that the Company is the exclusive owner of all right, title and interest in and to the work product and all intellectual property rights therein.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

Not  Applicable


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  Applicable

ITEM  5.  RESIGNATIONS  AND  APPOINTMENTS  OF  DIRECTORS  AND EXECUTIVE OFFICERS

Resignations

On August 16, 2004, the resignation of Hans Nasholm as a Director of the Company was accepted.

On August 31, 2004, the resignation of Ronald Erickson as Chief Executive Officer and President of the Company was accepted.

Appointments.

On August 31, 2004, Ralph Brier was appointed as Chief Executive Officer, President and a Director of the Company.

On August 31, 2004, Kenneth Turpin was appointed as Chief Science Officer and Chair of the Research and Development Committee of the Company.

On August 31, 2004, Zack Wickes was appointed Chief Technical Officer of the Company.

ITEM  7.  FINANCIAL  STATEMENTS

Not  Applicable

ITEM  8.  OTHER  EVENTS

Change  of  Name

The directors of the Company resolved that the name of the Company be changed from Starberrys Corporation to Visualant, Incorporated, which name change has been approved by the majority of the shareholders of the Company. The name change was registered on August 18, 2004 with the Secretary of State of Nevada.

Issuance  of  Shares

On  August  31,  2004, the Company issued 200,000 shares  at US $0.50 per share.

Issuance  of  Stock  Options

On August 31, 2004, the Company executed stock option agreements granting Ralph Brier stock options to purchase 300,000 shares of Common Stock of the Company,


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exercisable  at US $0.10 per share until August 15, 2009, vesting at the rate of
25,000  options  at  the  beginning  of each quarter commencing August 15, 2004.

ITEM  9.  REGULATION  FD  DISCLOSURE

Not  Applicable

EXHIBITS

Not  Applicable



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              VISUALANT,  INCORPORATED
                         (formerly  STARBERRYS  CORPORATION)
                         -----------------------------------
                                        (Registrant)



Date:  September  13,  2004                  /s/  "Ralph  Brier"
                                             -------------------
                                               Ralph  Brier,
                                      President,  Chief  Executive  Officer
                                                and  Director


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